Exhibit 23.1


                     CONSENT OF INDEPENDENT ACCOUNTANTS


We consent to the incorporation by reference in this registration statement, including the post-effective amendment to the registration statement of AVX Corporation on Form S-8 (File No. 33-98094), of our report dated May 13, 1997, on our audits of the consolidated financial statements of AVX Corporation as of March 31, 1997 and 1996, and for the years ended March 31, 1997, 1996 and 1995.



Atlanta, Georgia
October 2, 1997

                                           Coopers Lybrand LLP